UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  June 7, 2005
                Date of Report (Date of earliest event reported)

                            SYCAMORE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                  000-27273                 04-3410558
-----------------------------   -----------------------   ---------------------
(State or other jurisdiction    (Commission file number)      (IRS Employer
      of incorporation)                                    Identification No.)


                                 220 Mill Road
                              Chelmsford, MA 01824
                    (Address of principal executive offices)
                                   (Zip code)

       Registrant's telephone number, including area code: (978) 250-2900

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On June 7, 2005, the Registrant issued a press release announcing that it will delay the filing of its quarterly report on Form 10-Q for the three month period ended April 30, 2005 pending the conclusion of an internal investigation being conducted under the direction of the Audit Committee of its Board of Directors. The investigation relates to the accounting of certain stock options granted during the period from 1999 to 2001, including whether additional stock compensation expenses should have been recorded during the period under review. The Registrant also announced that it will file its quarterly report on Form 10-Q for the three month period ended April 30, 2005 as soon as practicable following the resolution of the internal investigation. The press release announcing the filing delay and internal investigation is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01: Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number        Description

99.1          Press Release of the Registrant, dated June 7, 2005.

-------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Sycamore Networks, Inc.


/s/ Richard J. Gaynor
--------------------------------------
Richard J. Gaynor
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)




Dated: June 7, 2005

EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

99.1          Press Release of the Registrant, dated June 7, 2005.